SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Dynegy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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M34163-P12326 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DYNEGY INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2011. DYNEGY INC. ATTN: CORPORATE SECRETARY 1000 LOUISIANA STREET, SUITE 5800 HOUSTON, TX 77002 Meeting Information Meeting Type: Annual Meeting For holders as of: April 19, 2011 Date: June 15, 2011 Time: 10:00 a.m. Location: Dynegy's Headquarters Wells Fargo Plaza 1000 Louisiana Street Houston, Texas 77002

M34164-P12326 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods

Voting Items M34165-P12326 01) Thomas W. Elward 02) Michael J. Embler 03) Robert C. Flexon 04) E. Hunter Harrison 05) Vincent J. Intrieri 06) Samuel Merksamer 07) Felix Pardo 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: 2. To approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in its proxy statement. 3. To act upon a resolution, on an advisory basis, regarding whether the stockholder vote on the compensation of Dynegy's named executive officers should occur every one, two or three years. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 1 YEAR ON THE FOLLOWING PROPOSAL: 4. To approve the Stockholder Protection Rights Agreement, as amended. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL: 5. To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2011. 6. To act upon a stockholder proposal regarding greenhouse gas emissions, if properly presented at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE FOLLOWING PROPOSAL: M34166-P12326